UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2017

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

(858) 829-0829

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of a presentation that we plan to present at the 7th Annual LD Micro Invitational Conference on June 6, 2017. Exhibit 99.1 is incorporated herein by reference.

This Current Report on Form 8-K and the information in this Item 7.01 is being “furnished” and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or in any filing under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Company presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Company presentation